UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2026

VYNE Therapeutics Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38356	45-3757789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 125, Stewartsville, NJ (Address of Principal Executive Offices)	08886 (Zip Code)

Registrant’s telephone number, including area code: (800) 775-7936

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On May 21, 2026, Yarrow Bioscience, Inc. (“Yarrow”) published an investor presentation (the “Presentation”) that it plans to use for investor relations and other purposes. VYNE Therapeutics Inc. (“VYNE”) has also made the Presentation available on the Investor portion of its website at https://vynetherapeutics.com/investors-media/events_presentations/ A copy of the Presentation is attached as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any of VYNE’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibit furnished herewith are not intended to and do not constitute (i) a solicitation of a proxy, consent or approval with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBIT FURNISHED HEREWITH ARE TRUTHFUL OR COMPLETE.

Important Additional Information About the Proposed Transaction Has Been Filed with the SEC

This Current Report on Form 8-K does not substitute for the S-4 (as defined below), proxy statement/prospectus or for any other document that VYNE has filed or may file with the SEC in connection with the proposed transaction. In connection with the proposed transaction between VYNE and Yarrow, VYNE has filed relevant materials with the SEC, including a registration on Form S-4 (File No.: 333-294804) that contains a proxy statement/prospectus (the “S-4”). VYNE URGES INVESTORS AND STOCKHOLDERS TO READ THE S-4, INCLUDING THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT VYNE, YARROW, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the S-4 and other documents filed by VYNE with the SEC through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders should note that VYNE communicates with investors and the public using its website (www.vynetherapeutics.com) and the investor media website (https://vynetherapeutics.com/investors-media) where anyone will be able to obtain free copies of the S-4 and included proxy statement/prospectus and other documents filed by VYNE with the SEC and stockholders are urged to read the S-4 and included proxy statement/prospectus and the other relevant materials before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

VYNE, Yarrow and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about VYNE’s directors and executive officers, including a description of their interests in VYNE, is included in the S-4 and VYNE’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 27, 2026. These documents are available free of charge at the SEC's web site at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Presentation, dated May 21, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: May 21, 2026	By:	/s/ Mutya Harsch
Mutya Harsch
Chief Legal Officer and General Counsel